EXHIBIT 10.18

                                    ADDENDUM
                               TO CONTRACT BETWEEN
                   THE FIRST INSTITUTE OF GEOLOGY EXPLORATION
                            OF HEILONGJIANG PROVINCE
                                       AND
                              SAVOY RESOURCES CORP.


         FOR AND IN CONSIDERATION of the payment of US$10.00 (RMB82.70 Yuan) and the delivery of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, paragraph 6.3 of Appendix A "China-Foreign Joint Venture Terms" attached to the Contract between The First Institute of Geology Exploration of Heilongjiang Province and Savoy Resources Corp. dated March 2004 (the "Joint Venture Agreement"), is hereby modified and amended as follows:

6.3  The timetable of the contribution of Party B:

     The contribution of Party B shall be contributed in two and one-half years following establishment of the JVE on June 30, 2004, as follows:

     a). By April 5, 2005, the sum of US$500,000.00 (RMB4,140,000.00 Yuan) shall be contributed to the JV, the receipt of which sum is hereby acknowledged by Party A;

     b). By July 31, 2005, the sum of US$500,000.00 (RMB4,140,000.00 Yuan) shall be contributed to the JV;

     c). By December 31, 2005, the sum of US$1,000,000.00 (RMB8,270,000.00 Yuan)
shall be contributed to the JV; and

     d). By December 31, 2006, the sum of US$1,500,000.00 (RMB12,400,000.00
Yuan) shall be contributed to the JV.

     The total contribution of Party B to the JV shall be the sum of US$3,500,000.00 (RMB28,950,000.00 Yuan).

     Except as amended in the manner set forth hereinabove, the balance of the Joint Venture Agreement will remain in full force and effect.

         EXECUTED EFFECTIVE as of this 11th day of May, 2005.

THE FIRST INSTITUTE OF GEOLOGY                 SAVOY RESOURCES CORP.
EXPLORATION OF HEILONGJIANG
PROVINCE



By: /s/ Zhenglin Ge                            By: /s/ Arthur Johnson
    ----------------------------------             --------------------------
    Zhenglin ("Charles") Ge, President             Arthur Johnson, President